UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

iCap Vault 1, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-236458	83-1413280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3535 Factoria Blvd. SE, Suite 600, Bellevue, WA	98006
(Address of principal executive offices)	(Zip code)

(425) 278-9030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Colpitts Note Amendments

As previously disclosed, on October 13, 2020, Vault Holding, LLC (“Holding”), a wholly owned subsidiary of iCap Vault 1, LLC (the “Company”), made a loan to Colpitts Sunset, LLC, an affiliated entity (“Colpitts”), in the amount of $864,032, in exchange for a promissory note (the “Colpitts Note”) secured by a deed of trust on property owned by Colpitts. The Colpitts Note bears interest at 10% per annum and was amended on January 14, 2021 and again on April 15, 2021. The January 14, 2021 amendment extended the maturity date of the Colpitts Note to June 30, 2021 and increased the total available principal from the facility to $1,500,000. The April 15, 2021 amendment extended the maturity date of the Colpitts Note to April 1, 2023 and increased the total available principal from the facility to $3,500,000.

Effective August 31, 2022, Holding and Colpitts entered into an amendment (the “August 2022 Amendment”) to the Colpitts Note, as amended, increasing the total available principal balance on the Colpitts Note, as amended, to a maximum of $8,000,000. The deed of trust was also amended on August 31, 2022 to reflect the increase in the principal amount of the Colpitts Note, as amended.

Effective December 14, 2022, Holding and Colpitts entered into an amendment (the “December 2022 Amendment”) to the Colpitts Note, as amended, increasing the total available principal balance on the Colpitts Note, as amended, to a maximum of $12,000,000. The deed of trust was also amended on December 31, 2022 to reflect the increase in the principal amount of the Colpitts Note, as amended.

As of March 10, 2023, the unpaid principal balance of the Colpitts Note was $12,000,000 and the unpaid accrued interest under the Colpitts Note was $1,001,940.

Except as set forth above, no terms of the Colpitts Note, as amended, or deed of trust have been revised.

The foregoing description of the August 2022 Amendment and the December 2022 Amendment does not purport to be complete and is qualified in its entirety by reference to the August 2022 Amendment and the December 2022 Amendment, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and which are incorporated herein by reference.

Socotra Loan

On December 15, 2022, VH 2nd Street Office, LLC (“VH 2nd Street”), a wholly owned subsidiary of Holding, issued to Socotra REIT 1 LLC (“Socotra”) a secured note (the “Socotra Note”) in the principal sum of $3,000,000. Interest accrues at an annual rate of 10.99%, as the same may be changed pursuant to the terms of the Socotra Note. The Socotra Note matures on January 1, 2025. Interest-only payments are due and payable in consecutive monthly installments of $27,475 on the first day of each month beginning on February 1, 2023. The Socotra Note requires that VH 2nd Street make a balloon payment on January 1, 2025, the maturity date. Socotra has the discretionary right to extend the maturity date of the Socotra Note in six-month increments, without prior notification to or consent of VH 2nd Street. If Socotra exercises its right to extend the maturity date of the Socotra Note, VH 2nd Street will pay a brokerage fee of 2% of the outstanding principal balance. A separate extension fee will be charged for each six-month extension. Upon exercise of Socotra’s right to extend the maturity date of the Socotra Note, the interest rate will change from a fixed rate of interest to an adjustable rate of interest that may change on the first day every month thereafter, as calculated in the Socotra Note. Pursuant to the terms of the Socotra Note, the interest rate at the first change date will not be greater than 12.99% or less than 10.99%. Thereafter, the adjustable interest rate will never be increased or decreased on any single change date by more than two percentage points from the rate of interest that was paid for the preceding month. The interest rate will never be greater than 20.99% nor less than 10.99%. VH 2nd Street has no right to prepay under the Socotra Note, and Socotra has no duty to accept full or partial prepayment of the Socotra Note without VH 2nd Street giving Socotra 30 days’ prior written notice of its intention to prepay the Socotra Note. If VH 2nd Street is in default, then at the sole and absolute discretion of Socotra, the entire unpaid principal balance will automatically bear an annual interest rate equal to the lesser of (i) 25%, and (ii) the maximum interest rate allowed by law. The Socotra Note is secured by, among other things, a deed of trust.

On December 15, 2022, VH 2nd Street and Socotra entered into a Loan and Security Agreement (the “Socotra Loan Agreement”). Pursuant to the terms of the Socotra Loan Agreement, Socotra agreed to loan to VH 2nd Street $3,000,000. For the purpose of securing full and timely payment, VH 2nd Street irrevocably and unconditionally granted to Socotra a continuing general lien on and security interest in all of VH 2nd Street’s right, title and interest that VH 2nd Street has or may later acquire in and to, among other things, the property at 2818 E. 2nd Street, Vancouver, WA 98661.

The Socotra Loan Agreement contains representations, warranties and covenants customary for an agreement of this type.

The foregoing description of the Socotra Note and the Socotra Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Socotra Note and the Socotra Loan Agreement, copies of which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

In connection with issuance of the Socotra Note, Christopher Christensen, iCap Enterprises, Inc., iCap Vault LLC, the Company, and Holding (collectively, the “Guarantors”) entered into a Guaranty (the “Guaranty”) dated as of December 15, 2022. The Company is the sole member of Holding. The sole member of the Company is iCap Vault, LLC, which is owned by iCap Enterprises, Inc., which is wholly owned by Mr. Christensen. Mr. Christensen is the Company’s Chief Executive Officer. Mr. Christensen is also an officer of Holding and a member of the Board of Managers of the iCap Vault Management, LLC, the Company’s manager. Pursuant to the terms of the Guaranty, the Guarantors agreed to guarantee to Socotra VH 2nd Street’s performance under the Socotra Note, the Socotra Loan Agreement and the other transaction documents.

The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the Guaranty, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Tritalent Loan

On December 8, 2022, Mr. Christensen and VH Pioneer Village, LLC (“VH Pioneer” and together with Mr. Christensen, the “Tritalent Borrowers”), a wholly owned subsidiary of Holding, issued to Tritalent Funding Group, Inc. and Halton Co. (together, the “Tritalent Parties”) a promissory note (the “Tritalent Note”) in the principal sum of $2,000,000. The Tritalent Note bears interest at 12% per annum, payable as follows: prepaid interest for the period between the date funds are deposited in escrow by the Tritalent Parties and January 1, 2023 at closing; monthly interest-only payments of $20,000 commencing February 1, 2023 and on the first day of each month thereafter; and all principal and unpaid interest on January 1, 2024. There is no prepayment penalty.

If any payment of principal or interest is not paid within 10 days of its due date, without limitation on any other right or remedy, the Tritalent Borrowers will pay a late fee of 5% of the amount of each past due payment. If the Tritalent Note is in default, the interest rate on all amounts due thereunder will 2% per month, and all principal and interest due under the Tritalent Note will, without notice, become immediately due and payable at the option of the Tritalent Parties. The Tritalent Note is secured by, among other things, a deed of trust.

On December 8, 2022, the Tritalent Borrowers and Tritalent entered into a Loan Agreement (the “Tritalent Loan Agreement”). Pursuant to the terms of the Tritalent Loan Agreement, Tritalent agreed to loan to the Tritalent Borrowers $2,000,000. Collateral for the Tritalent Note is a recorded trust deed and assignments of leases for the property at 4318 South Settler Drive, Ridgefield, WA.

The Tritalent Loan Agreement contains representations, warranties and covenants customary for an agreement of this type.

The foregoing description of the Tritalent Note and the Tritalent Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Tritalent Note and the Tritalent Loan Agreement, copies of which are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Promissory Note, dated August 31, 2022, by and between Colpitts Sunset, LLC and Vault Holding, LLC.
10.2	Amendment No. 3 to Promissory Note, dated December 14, 2022, by and between Colpitts Sunset, LLC and Vault Holding, LLC.
10.3	Secured Note, dated December 15, 2022, issued by VH 2nd Street Office, LLC, in favor of Socotra REIT 1 LLC.
10.4	Loan and Security Agreement, dated as of December 15, 2022, by and between VH 2nd Street Office, LLC, and Socotra REIT 1 LLC.
10.5	Guaranty, dated as of December 15, 2022, by and between Christopher Christensen, iCap Enterprises, Inc., iCap Vault LLC, iCap Vault 1, LLC, Vault Holding, LLC, and Socotra REIT 1, LLC.
10.6	Promissory Note, dated December 8, 2022, issued by Chris Christensen and VH Pioneer Village, LLC in favor of Tritalent Funding Group, Inc. and Halton Co.
10.7	Loan Agreement, dated December 8, 2022, by and among Chris Christensen, VH Pioneer Village, LLC, Tritalent Funding Group, Inc. and Halton Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

iCap Vault 1, LLC

Dated: March 13, 2023	/s/ Chris Christensen
Chris Christensen
Chief Executive Officer